UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 3, 2023
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 3, 2023, Republic First Bancorp, Inc. (the “Company”) received written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company was not in compliance with Listing Rule 5620(a) (the “Rule”), which required the Company to hold an annual meeting of shareholders no later than one year after the end of the Company’s fiscal year-end for continued listing on The Nasdaq Global Market.

As reported by the Company in its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on November 10, 2022, the Company received formal notice from Nasdaq that a Nasdaq Hearings Panel (the “Panel”) had granted the Company’s request for an extension until December 30, 2022 (which was subsequently extended to January 15, 2023) to file its delinquent Quarterly Reports on Form 10-Q with the Commission, with specified deadlines for each of the reports.

Nasdaq notified the Company that the Panel will consider its non-compliance with the Rule in their decision regarding the Company’s continued listing on The Nasdaq Global Market. Additionally, the Company must present its views with respect to its non-compliance with the Rule to the Panel in writing no later than January 10, 2023. The Company plans to request an extension to comply with the Rule. If the Panel does not grant an extension to comply with the Rule, the common stock of the Company will be subject to delisting on The Nasdaq Global Market.

Item 9.01         Financial Statements and Exhibits.

(d)          Exhibits:

99.1	Press Release, dated January 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

The Company may from time to time make written or oral “forward-looking statements,” including statements contained in this release and in the Company's filings with the Commission. The forward-looking statements contained in this disclosure, are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. The Company and its operations are subject to numerous risks and uncertainties that range from changes in general economic conditions, inflation, government regulatory and other policies that can have various effects on our business, financial condition and results of operation, loan demand and our loan and securities portfolios, and fluctuations in interest rates to more Company-specific issues such as the adequacy of our allowance for loan losses and the value of our securities portfolio, our methodology for determining such allowance, competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items, rapidly changing technology; and litigation matters. You should carefully review the risk factors described in the Form 10-K for the year ended December 31, 2021 and other documents the Company files from time to time with the Securities and Exchange Commission. The words “would be,” “could be,” “should be,” “probability,” “risk,” “target,” “objective,” “may,” “will,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and similar expressions or variations on such expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: January 9, 2023

	By:	/s/ Michael W. Harrington
	Name:	Michael W. Harrington
	Title:	Chief Financial Officer

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